Virtus Variable Insurance Trust (the “Trust”)

Supplement dated May 3, 2022 to the Trust’s

Statement of Additional Information (“SAI”), dated April 29, 2022

Important Notice to Investors

The Independent Trustee table under the header “Trustee Compensation” on page 85 of the Trust’s SAI is hereby replaced with the following:

Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Donald C. Burke	$5,056	$408,667 (97 funds)
Sidney E. Harris	$5,126	$316,667 (96 funds)
John R. Mallin	$5,055	$316,667 (96 funds)
Connie D. McDaniel	$5,718	$356,250 (96 funds)
Philip McLoughlin	$7,606	$671,917 (103 funds)
Geraldine M. McNamara	$5,549	$438,500 (97 funds)
R. Keith Walton	$5,055	$316,667 (96 funds)
Brian T. Zino	$4,697	$345,833 (102 funds)

Investors should retain this supplement with the SAI for future reference.

VVIT 8500B Trustee Comp Correction